Exhibit 99.1

NioCorp to Voluntarily Delist from the TSX
in Favor of its Current Nasdaq Listing

CENTENNIAL, Colo. – April 17, 2024 –NioCorp Developments Ltd. ("NioCorp" or the "Company") (NASDAQ:NB) (TSX:NB) announces that its board of directors (the “Board”) has approved the voluntary delisting of the Company’s common shares from the Toronto Stock Exchange (the “TSX”) (the “Delisting”). Subject to approval by the TSX, it is expected that NioCorp’s common shares will be delisted from the TSX effective as of close of markets on May 3, 2024. NioCorp’s common shares will continue to be listed and trade on the Nasdaq Capital Market (the “NASDAQ”) under the symbol “NB”.

With more than 90% of its average daily trading volume executed on the NASDAQ, the Board concluded that maintaining the TSX listing does not offer sufficient benefits to the Company and its shareholders to justify the expenses and administrative costs for the continued TSX listing. The Company is not required to seek security holder approval for the Delisting since an alternative market for NioCorp’s common shares exists on the NASDAQ.

NioCorp will remain a “reporting issuer” in Canada and will continue to provide regular comprehensive disclosure pursuant to applicable Canadian securities laws.

Many brokers in Canada, including discount and online brokers, have the ability to buy and sell securities listed on the NASDAQ. Shareholders holding NioCorp’s common shares in Canadian brokerage accounts should contact their brokers to confirm how to trade their shares on the NASDAQ.

To learn more about NioCorp's Elk Creek Critical Minerals Project (the “Project”), please go here: https://www.niocorp.com

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FOR MORE INFORMATION:

Jim Sims, Corporate Communications Officer, NioCorp Developments Ltd., (720) 334-7066, jim.sims@niocorp.com

@NioCorp $NB $NB.TO $BR3 #Niobium #Scandium #rareearth #neodymium #dysprosium #terbium #ElkCreek #EV #electricvehicle

ABOUT NIOCORP

NioCorp Developments Ltd., 7000 S. Yosemite, #115, Centennial CO 80112 | (720) 334-7066 | www.niocorp.com

NioCorp is developing a critical minerals project in Southeast Nebraska that is expected to produce niobium, scandium, and titanium. The Company also is evaluating the potential to produce several rare earths from the Project. Niobium is used to produce specialty alloys as well as High Strength, Low Alloy (“HSLA”) steel, which is a lighter, stronger steel used in automotive, structural, and pipeline applications. Scandium is a specialty metal that can be combined with Aluminum to make alloys with increased strength and improved corrosion resistance. Scandium is also a critical component of advanced solid oxide fuel cells. Titanium is used in various lightweight alloys and is a key component of pigments used in paper, paint and plastics and is also used for aerospace applications, armor, and medical implants. Magnetic rare earths, such as neodymium, praseodymium, terbium, and dysprosium, are critical to the making of Neodymium-Iron-Boron (“NdFeB”) magnets, which are used across a wide variety of defense and civilian applications.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws. Forward-looking statements may include, but are not limited to, NioCorp’s expectation that the Delisting will be approved by the TSX and the expected effective date therefor, and statements regarding the Company’s expectation to produce niobium, scandium and titanium and the potential to produce rare earths at the Project. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of NioCorp and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations, and assumptions relating to: NioCorp’s ability to receive sufficient project financing. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by NioCorp with the U.S. Securities and Exchange Commission and with the applicable Canadian securities regulatory authorities and the following: NioCorp’s ability to recognize the anticipated benefits of the business combination with GX Acquisition Corp. II (the “Business Combination”) and the standby equity purchase agreement (the “Yorkville Equity Facility Financing Agreement” and, together with the Business Combination, the “Transactions”) with YA II PN, Ltd., an investment fund managed by Yorkville Advisors Global, LP, including NioCorp’s ability to access the full amount of the expected net proceeds under the Yorkville Equity Facility Financing Agreement over the next three years; unexpected costs related to the Transactions; the outcome of any legal proceedings that may be instituted against NioCorp following closing of the Transactions; NioCorp’s ability to receive a final commitment of financing from the Export-Import Bank of the United States on the anticipated timeline, on acceptable terms, or at all; NioCorp’s ability to continue to meet the listing standards of the NASDAQ; NioCorp’s ability to operate as a going concern; risks relating to NioCorp’s common shares, including price volatility, lack of dividend payments and dilution or the perception of the likelihood any of the foregoing; NioCorp’s requirement of significant additional capital; the extent to which NioCorp’s level of indebtedness and/or the terms contained in agreements governing NioCorp’s indebtedness or the Yorkville Equity Facility Financing Agreement may impair NioCorp’s ability to obtain additional financing; covenants contained in agreements with NioCorp’s secured creditors that may affect its assets; NioCorp’s limited operating history; NioCorp’s history of losses; the material weakness in NioCorp’s internal control over financial reporting, NioCorp’s efforts to remediate such material weakness and the timing of remediation; the possibility that NioCorp may qualify as a passive foreign

NioCorp Developments Ltd., 7000 S. Yosemite, #115, Centennial CO 80112 | (720) 334-7066 | www.niocorp.com

investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Code”); the potential that the Transactions could result in NioCorp becoming subject to materially adverse U.S. federal income tax consequences as a result of the application of Section 7874 and related sections of the Code; cost increases for NioCorp’s exploration and, if warranted, development projects; a disruption in, or failure of, NioCorp’s information technology systems, including those related to cybersecurity; equipment and supply shortages; current and future off take agreements, joint ventures, and partnerships; NioCorp’s ability to attract qualified management; the effects of the COVID-19 pandemic or other global health crises on NioCorp’s business plans, financial condition and liquidity; estimates of mineral resources and reserves; mineral exploration and production activities; feasibility study results; the results of metallurgical testing; changes in demand for and price of commodities (such as fuel and electricity) and currencies; competition in the mining industry; changes or disruptions in the securities markets; legislative, political or economic developments, including changes in federal and/or state laws that may significantly affect the mining industry; the impacts of climate change, as well as actions taken or required by governments related to strengthening resilience in the face of potential impacts from climate change; the need to obtain permits and comply with laws and regulations and other regulatory requirements; the timing and reliability of sampling and assay data; the possibility that actual results of work may differ from projections/expectations or may not realize the perceived potential of NioCorp’s projects; risks of accidents, equipment breakdowns, and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in development programs; operating or technical difficulties in connection with exploration, mining, or development activities; management of the water balance at the Project site; land reclamation requirements related to the Project; the speculative nature of mineral exploration and development, including the risks of diminishing quantities of grades of reserves and resources; claims on the title to NioCorp’s properties; potential future litigation; and NioCorp’s lack of insurance covering all of NioCorp’s operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of NioCorp prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the matters addressed herein and attributable to NioCorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, NioCorp undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

NioCorp Developments Ltd., 7000 S. Yosemite, #115, Centennial CO 80112 | (720) 334-7066 | www.niocorp.com